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                                                                    EXHIBIT 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated September 20, 1996 appearing on page 17 of Veritas DGC Inc.'s Annual Report on Form 10-K for the year ended July 31, 1998.


/s/ PRICEWATERHOUSECOOPERS
PRICEWATERHOUSECOOPERS
Chartered Accountants

Calgary, Alberta
January 14, 1999